UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On October 29, 2020, CF Industries Holdings, Inc. (the “Company”) issued a press release and posted an investor presentation to its website announcing its commitment to a clean energy economy, including significant steps the Company is taking to support a global hydrogen and clean fuel economy through the production of green and low-carbon ammonia. The announcement also includes enhancements to the Company’s environmental, social and governance (“ESG”) initiatives, including the adoption of comprehensive ESG goals covering critical environmental, societal, and workforce initiatives, and the establishment of a new Environmental Sustainability and Community Committee of its Board of Directors to oversee all aspects of the progress toward net-zero carbon emissions and the Company’s active involvement in the communities in which it operates. A copy of the press release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information set forth herein, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit

99.1	CF Industries Holdings, Inc. Press Release dated October 29, 2020

99.2	Presentation of CF Industries Holdings, Inc. dated October 29, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2020	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Christopher D. Bohn
	Name:	Christopher D. Bohn
	Title:	Senior Vice President and Chief Financial Officer

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